UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2008

FLOWSERVE CORPORATION
 (Exact name of registrant as specified in its charter)

New York	1-13179	31-0267900
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 443-6500

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2008, the Board of Directors voted to amend and restate the By-Laws of the Company, effective as of the same date. The principal purposes of the amendments were to: (1) modernize the By-Laws for electronic delivery; (2) reflect changes to the applicable provisions of the New York Business Corporation Law; (3) clarify certain corporate procedures; and (4) conform language and style with the Company’s amended Corporate Governance Guidelines.

The amended and restated By-Laws are filed as Exhibit 2.1 to this Current Report on Form 8-K and they are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
Exhibit 2.1	By-laws of Flowserve Corporation, as amended and restated on March 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: March 12, 2008

By: /s/ Tara D. Mackey
Tara D. Mackey
Vice President, Assistant Secretary and Compliance Counsel

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1	By-laws of Flowserve Corporation, as amended and restated on March 8, 2008.